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                                                                  EXHIBIT 99.178


SETZER, CHERYL
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FROM:                     bapter@notes.caiso.com%smtp
SENT:                     Wednesday, January 21, 1998 12:25 pm
TO:                       Terry McManus; Jim Robertson; Jim Cribari; Dariush
                          Shirmohammadi; jallen@notes.caiso.com%smtp;
                          zalaywan@notes.caiso.com%smtp;
                          cvangelatos@notes.caiso.com%smtp;
                          ntraweek@notes.caiso.com%smtp;
                          mjackson@notes.caiso.com%smtp;
                          mrothleder@notes.caiso.com%smtp;
                          tlarsen@notes.caiso.com%smtp; Iszot@notes.caiso.com
                          %smtp; jbatakji@notes.caiso.com%smtp;
                          brahman@notes.caiso.com%smtp;
                          kli@notes.caiso.com%smtp; wlee@notes.caiso.com%smtp;
                          sauradou@notes.caiso.com%smtp;
                          jfanelli@notes.caiso.com%smtp;
                          scallahan@notes.caiso.com%smtp;
                          cschmidt@notes.caiso.com%smtp;
                          bapter@notes.caiso.com%smtp;
                          mnixon@notes.caiso.com%smtp;
                          egiavedoni@notes.caiso.com%smtp;
                          bbojorquez@notes.caiso.com%smtp;
                          peter.maltbaek@ustra.mail.abb.com%smtp;
                          shahid.iqbal@ustra.mail.abb.com%smtp;
                          ellen@tca-us.com%smtp; nsymms@ect.enron.com%smtp;
                          fred@ncpa.com%smtp; john@ncpa.com%smtp;
                          mmcclenahan@energy-exchange.com%smtp;
                          jack@energy-exchange.com %smtp; sia2@pacbell.net%smtp;
                          cschmidt@notes.caiso.com%smtp;
                          jfanelli@notes.caiso.com%smtp
SUBJECT:                  New Variance # 1812 created for SI

This variance was created by Becky Apter on Wednesday, 1/21/98. Description of
Variance: The SI server needs to have Netscape Object Signing so that the SCs browsers can accept ISO java applets with adding the codebase_support in their prefs.js.

The Verisign certificates were obtained in Dec. and both Reed McCauley and Philip Peake have been informed. This morning (1/19), Enron couldn't get the file download work because of this. (Walter Lee) I Click this link to view the variance ---> (Document link not converted)



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